Going Concern and Liquidity	12 Months Ended
Dec. 31, 2020
Going Concern [Abstract]
GOING CONCERN AND LIQUIDITY
2.	GOING CONCERN AND LIQUIDITY

As of December 31, 2020, the Company had $1.82 million in cash and cash equivalents which increased from $0.02 million on December 31, 2019. The Company’s principal sources of liquidity have been proceeds from issuances of equity securities and loans from related parties. As reflected in the consolidated financial statements, the Company had a net loss of $3.24 million and used $2.34 million of cash in operation activities for the year ended December 31, 2020. The ability to continue as a going concern is dependent upon the Company’s profit generating operations in the future and/or obtaining the necessary financing to meet the Company’s obligations and repay our liabilities arising from normal business operations when they become due. The Company’s consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company’s consolidated financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as going concern.

The Company’s principal sources of liquidity have been proceeds from issuances of equity securities and loans from related parties. The Company had a working capital of $3.26 million as of December 31, 2020. In February and March 2020, the Company obtained approximately $7.2 million equity financing, net of placement agent’s commissions and other expenses. In late January 2021, 1,255,000 of warrants were exercised resulting in aggregate cash proceeds to the Company of $6.8 million.

Considering equity financing and the cost cutting activities, the Company believes that the current cash and cash equivalents and the anticipated cash flows from operations will be sufficient to meet the anticipated working capital requirements and expenditures for the next 12 months.

COVID-19 Assessment

On January 30, 2020, the World Health Organization (“WHO”) announced a global health emergency because of a new strain of coronavirus first surfaced in Wuhan, China (the “COVID-19 outbreak”) and the risks to the international community as the virus spreads globally beyond its point of origin. In March 2020, the WHO classified the COVID-19 outbreak as a pandemic, based on the rapid increase in exposure globally.

As a result of these events, the Company assessed its operations, working capital, finances and capital formation opportunities, and implemented, in late December 2019 and early February 2020, a downsizing of the Company’s operations, including workforce reductions, reductions of salaried employee compensation and a reduction of hours worked to preserve cash resources, cut costs and focus the Company’s operations on customer-centric sales and project management activities. The extent to which COVID-19 will impact the Company’s business and financial results will depend on future developments, which are uncertain and cannot be predicted at this time.

The Company’s service was suspended due to restrictions and hospital closures except for essential services in February 2020 and recovered gradually in March 2020 as hospitals began to resume business.